SUPPLEMENT DATED JULY 22, 2004

TO

PROSPECTUS DATED APRIL 30, 2004

FOR

SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

I. The Annual Fund Operating Expenses table is replaced by the following:

ANNUAL FUND OPERATING EXPENSES	MINIMUM	MAXIMUM
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	0.28%	3.88%

II. The reference to the Fidelity VIP Growth Portfolio in the Funds Section is replaced by the following:

     Fidelity VIP Asset Manager: Growth(R) Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term investments and other investments.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.